UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2020

ORCHARD THERAPEUTICS PLC

(Exact name of Registrant as Specified in Its Charter)

England and Wales	001-38722	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
108 Cannon Street London EC4N 6EU United Kingdom (Address of Principal Executive Offices; Zip Code)

Registrant’s Telephone Number, Including Area Code: +44 (0) 203 808 8286

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value £0.10 per share	ORTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 13, 2020, Orchard Therapeutics plc (the “Company”) issued a press release announcing a preliminary unaudited estimate of its cash and investments as of December 31, 2019 (the “Financial Information”).  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K (the “Report”). The Financial Information is unaudited and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2019 and its results of operations for the three or twelve months ended December 31, 2019.

The Financial Information contained in Item 2.02 of this Report and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01Regulation FD Disclosure.

The Company intends to participate in the 38th Annual J.P. Morgan Healthcare Conference during the week of January 13, 2020, including holding various investor and analyst meetings and presenting on January 14, 2020 at 11:30 a.m. Pacific Time.  A copy of the Company’s slide presentation is attached as Exhibit 99.2 to this Report. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

The information contained in Item 7.01 of this Report and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01Other Events.

On January 13, 2020, the Company issued a press release announcing its 2020 strategic priorities.

A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated January 13, 2020
99.2	Presentation of Orchard Therapeutics plc

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHARD THERAPEUTICS PLC

Date: January 13, 2020	By:	/s/ Frank E. Thomas
Frank E. Thomas
Chief Financial Officer and Chief Operating Officer